SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)	April 3, 2006
-------------------------------

____________________________________________________________________________________________________________ Merrill Lynch Municipal ABS, Inc
(Exact name of registrant as specified in its charter)

___________________________________________________________________________________________________________
New York	33-56254	13-369-8229
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

World Financial Center, North Tower, Ninth Floor, New York, New York	10080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 449-9938

____________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Section 8 - Other Events.

None.

Section 9 - Financial Statements, Pro Forma Financial Information and Exhibits.

(a) None.

(b) None.

(c) Exhibits.

1.	Statement to holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 2, Series 3 relating to the Distribution Date of April 3, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 17, 2006	MERRILL LYNCH MUNICIPAL ABS, INC.

By:	/s/ Edward Sisk
-----------------------------
Name: Edward J. Sisk
Title: Authorized Signatory

EXHIBIT INDEX

Exhibit	Page
Statement to holders of Merrill Lynch Municipal ABS, Inc Prerefunded Municipal Certificates, Series 2, Series 3 relating to the Distribution Date of April 3, 2006	5

STATEMENT TO CERTIFICATEHOLDERS

Statement to Holders of Merrill Lynch Municipal ABS, Inc.

Prerefunded Municipal Certificates, Series 2 and Series 3

relating to the Distribution Date of April 3, 2006

[LOGO] Deutsche Bank

April 3, 2006

Merrill Lynch

World Financial Center

North Towers - 9th Floor

250 Vesey Street

New York, NY 10281-1309

Attn Alan Levy

The Depository Trust Company

55 Water Street

New York, NY 10004

Attn: Fran Vespa

Re:	Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 2

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 3, 2006. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

Teddy Banica

Associate

                    [LOGO] Deutsche Bank

April 3, 2006

Merrill Lynch

World Financial Center

North Towers - 9th Floor

250 Vesey Street

New York, NY 10281-1309

Attn Alan Levy

The Depository Trust Company

55 Water Street

New York, NY 10004

Attn: Fran Vespa

Re:	Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 3

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 3, 2006. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

Teddy Banica

Associate

[LOGO] Deutsche Bank

April 3, 2006

Bielka Tortorelli

Merrill Lynch

World Financial Center

250 Vesey Street

New York, New York 10281

Re:	Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 2

Bielka:

For the above referenced issues, the principal and interest information for April 3, 2006 is attached. All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

Teddy Banica

Associate

[LOGO] Deutsche Bank

April 3, 2006

Bielka Tortorelli

Merrill Lynch

World Financial Center

250 Vesey Street

New York, New York 10281

Re:	Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 3

Bielka:

For the above referenced issues, the principal and interest information for April 3, 2006 is attached. All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

Teddy Banica

Associate

SERIES 2 CERTIFICATES

	Certificate				Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate	Amount	Amount
Number	Date	Number	Rate	Amount	Due	Due
22	10/1/2007	70252B BP7	5.40	2,255,000.00 *	60,885.00	220,000.00.00
23	10/1/2010	70252B BV4	5.60	5,000,000.00 *	140,000.00	0.00
24	10/1/2012	70252B BZ5	5.70	1,915,000.00 *	54,577.50	0.00
RI	10/1/2012	70252B CA9	Variable	53,925.00	Residual -->	4,912.00

TOTAL				$9,223,925.00	$255,462.50	$224,912.00
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
13.125% 10/01/12

SERIES 3 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
21	10/1/2006	684503 TZ8	5.30	5,225,000.00	*	138,462.50	960,000.00
22	10/1/2007	684503 UB9	5.40	5,480,000.00	*	147,960.00	0.00
23	10/1/2008	684503 UD5	5.50	5,785,000.00	*	159,087.50	0.00
24	10/1/2009	684503 UF0	5.60	6,085,000.00	*	170,380.00	0.00
25	10/1/2010	684503 UH6	5.60	6,410,000.00	*	179,480.00	0.00
26	10/1/2011	684503 UK9	5.70	6,750,000.00	*	192,375.00	0.00
27	10/1/2012	684503 UM5	5.70	4,910,000.00	*	139,935.00	0.00
RI	10/1/2012	684503 UN3	Variable	48,437.00		Residual -->	1,164.00

TOTAL				$40,693,437.00		$1,127,680.00	$961,164.00
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
13.125%, 10/01/12